--------------------------------------------------------------------------------
MULTI-SECTOR FIXED INCOME
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Alliance Global Strategic
Income Trust

Annual Report
October 31, 2000

                               [GRAPHIC OMITTED]

                             Alliance Capital[LOGO](R)
                             The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                          ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
December 27, 2000

Dear Shareholder:

This report contains the performance, investment strategy and outlook of Alliance Global Strategic Income Trust (the "Fund") for the annual reporting period ended October 31, 2000.

Investment Objective and Policies

This open-end fund seeks primarily a high level of current income and secondarily capital appreciation. The Fund invests primarily in a portfolio of fixed-income securities of U.S. and non-U.S. companies and U.S. Government and foreign government securities and supernational entities, including lower-rated securities. The Fund will maintain at least 65% of its total assets in investment grade securities and may maintain not more than 35% of its total assets in lower-rated securities.

Investment Results

The following table shows the Fund's performance over the past six- and 12-month periods ended October 31, 2000. For comparison, we have included the Lehman Brothers Aggregate Bond Index, a standard measure of the performance of a basket of unmanaged debt securities, and the Lipper Multi-Sector Income Funds Average, which reflects the average performance of a group of funds with similar investment objectives to the Fund.

During the six- and 12-month periods under review, the Fund underperformed the U.S.-only Lehman Brothers Aggregate Bond Index. However, when compared to the Lipper Multi-Sector Income Funds Average, the Fund performed in line for the six-month period and outperformed this average by over 550 basis points during the 12-month period. Our holdings in the U.S. corporate high yield sector dampened overall performance as the high yield market underperformed. The U.S. high yield and European high yield markets under performed other sectors due to low demand, mutual fund outflows, and equity market volatility. The investment-grade corporate bond sector also underperformed as a result of market volatility coupled with several announcements of earnings disappointments.

--------------------------------------------------------------------------------

INVESTMENT RESULTS*
Periods Ended October 31, 2000

                                                       -------------------------
                                                            Total Returns
                                                       -------------------------
                                                        6 Months     12 Months
--------------------------------------------------------------------------------
Alliance Global
Strategic
Income Trust
   Class A                                               -0.45%        6.12%
--------------------------------------------------------------------------------
   Class B                                               -0.81%        5.38%
--------------------------------------------------------------------------------
   Class C                                               -0.91%        5.38%
--------------------------------------------------------------------------------
Lehman Brothers
Aggregate
Bond Index                                                5.80%        7.30%
--------------------------------------------------------------------------------
Lipper Multi-
Sector Income
Funds Average                                            -0.58%        0.62%
--------------------------------------------------------------------------------
* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of October 31, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with that class. Returns for the Fund include the reinvestment of


--------------------------------------------------------------------------------
                                      ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

any distributions paid during the period. Past performance is no guarantee of future results.

The unmanaged Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Government/Credit Index. It is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year. The unmanaged Lipper Multi-Sector Income Funds Average reflects the performance of 120 funds for both the six- and 12-month periods ended October 31, 2000. The Lipper Multi-Sector Income Funds Average has generally similar investment objectives to the Fund, although investment policies for the various funds may differ. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance Global Strategic Income Trust.

Additional investment results appear on pages 6-10.

Market Overview

During the six-month period, the global bond market posted a return of 4.19% as measured by the J.P. Morgan Global Government Bond Index (hedged). After a strong first half of the year, the global economy lost some momentum during the third quarter. Past interest-rate increases, stable-to-lower stock prices, and higher oil prices dampened global growth. Monetary policy makers retained their tightening bias, but appeared to be nearing the end of their tightening cycle.

In the U.S., economic growth moderated with a downshift in consumer spending during the period under review. In May, the U.S. Federal Reserve raised interest rates by 50 basis points from 6.00% to 6.50%. Faced with a growing budget surplus, the Treasury began a long-term project to reduce the supply of outstanding government debt. Therefore, even in the face of higher official rates, two-year Treasury yields fell from 6.72% to 5.91%, while 30-year Treasury yields fell from 5.99% to 5.79%. Stable growth during the period under review allowed the Federal Reserve to hold rates steady thus far and their focus remains on inflationary imbalances in the labor market and inflation threats from high er oil prices.

In the euro region, a weaker euro currency and higher oil prices dampened consumer confidence. Similar to their U.S. counterparts, European monetary policy makers have also retained their aggressive attitudes, with the European Central Bank (ECB) pushing up its repurchase agreement rate from 3.75% to 4.75% during the reporting period.

In Japan, the economy remains fragile and dependent on public spending and exports. There appears to be a moderation in private demand and a substantial decline in public spending. The Bank of Japan (BOJ) abandoned its "zero-rate" policy in August and raised its short-term rates to 0.25%.

Emerging market debt posted a return of 5.30%, as measured by the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), as global eco-


--------------------------------------------------------------------------------
2 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------


nomic growth remained strong. Most individual country returns were positive during the period, with Ecuador posting the largest gain of 42% as a result of its progress in the dollarization process and debt restructuring reforms (dollarization is the official adoption of the U.S. dollar as the currency of choice in a foreign country). Russia, which continues to be boosted by economic reforms and high oil prices, maintained its strong performance with a return of 13%. Within the Latin American region, performance of Venezuelan debt remained positive, showing a return of 12%, helped by rising oil prices (Venezuela is very dependent on oil exports). Other individual outperformers included Mexico and Brazil with returns of 8% and 6%, respectively. Peru and the Philippines posted the worst performance on the back of growing political and economic uncertainties with returns of -9% and -7%, respectively. (All numbers reflect the performance of country components within the JPM EMBI+.)

In the currency markets, the euro fell from (euro)/$0.96 in June to (euro)/$0.84 in September before the ECB acted in concert with other central banks to support the euro. However, this effort was not enough to sustain the euro at an acceptable level. Subsequently, the euro weakened again, hitting a new low of
(euro)/$0.82 in October. The U.S. dollar remained stable against the yen, trading between the range of $/(yen)104-$/(yen)109 for the period.

Investment Strategy

During the period, we increased our allocation in U.S. government bonds to take advantage of the Treasury buy-back program. The Treasury buy-back program is part of a long term government plan to lower outstanding debt while there is a government budget surplus. Also, we eliminated our position in high coupon mortgage securities.

While the euro has not been a strong currency since its inception, it has created a large capital market within the euro zone, enabling the rapid development of the European high yield market. Given the structure of the European high yield market, our largest sector exposure is the technology and communication sectors. Unfortunately, these sectors under performed globally during the period under review.

Within the emerging market sector, we maintained our position in Russia due to the successful completion of its debt exchange and the prospect for effective political leadership from President Vladimir Putin. We increased our positions in Mexico as that country's credit quality continued to improve and its economy benefited from strong U.S. economic growth. Significant progress on fiscal reforms, along with a healthy economic recovery in Brazil, led us to increase our position in Brazilian government bonds. We eliminated our position in the Philippines in light of disappointments surrounding their fiscal deficits and political turmoil.


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                                      ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Outlook

In the period ahead, we estimate the year 2000 U.S. economic growth rate to be approximately 5% and 3% in 2001. We believe that recent data indicates the beginning of a soft landing, consisting of moderate economic growth and controlled inflation. As a result, the chance of the Federal Reserve continuing to cut interest rates in the first half of 2001 is increasing, and the prospect of further easing will help to cushion the economy, reducing the risks of a recession. Further easing by the Federal Reserve should also help to cease the decline of bond yields and benefit stock prices. As the Federal Reserve's move will be towards an easing monetary policy, the 2- year to 10-year yield curve should become less inverted. Buybacks will continue to play a role in shaping the U.S. Treasury yield curve. Improving demand outside the United States is benefiting U.S. exports, but the disequilibrium in U.S. external accounts is so great that downward pressure on the dollar may be a risk.

Our outlook on Japan has become somewhat less positive as recent signs of a slowdown in consumer spending and industrial production have surfaced. Fundamentals have weakened from both internal and external factors. Internally, the unemployment rate has risen to a nine-month high and confidence has declined. Externally, the U.S., Japan's largest export market, is also slowing, which will dampen demand. As a result, the yen has weakened to its lowest level since August 1999, and such a weaker yen may be needed in order to spur growth. We also expect Japan be disadvantaged by the investor preference for the stronger European market, which seems to be the most resistant to a slowing global economy.

Despite the inevitable variation across countries, we believe that most emerging-market governments remain committed to necessary economic and financial reforms. In Brazil, we believe that economic growth will continue to improve and inflation will remain muted. In Mexico, recently released third quarter data confirmed positive economic fundamentals. Public finances are in strong condition, third quarter economic growth moderated to 7% and inflation is declining slowly. We believe that Russia remains committed to structural reforms. Going forward, we believe emerging market debt will continue to produce attractive returns, albeit with considerable volatility over the medium-term.

In the U.S. high yield sector, we continue to expect positive returns over the near term, reflecting interest rate stability and continued moderate economic growth. However, substantial returns remain dependent on in creased retail and institutional demand. Prospects for the high yield market will improve as the economy continues to moderate to a more sustainable growth rate, and the likelihood of tighter monetary policy dissipates.

Our outlook for the European high yield market remains unchanged. We believe that high yield will outperform higher quality fixed income assets over the next nine to 12 months. Stabilization in stock markets is necessary to al-


--------------------------------------------------------------------------------
4 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

low European high yield to achieve better performance. In addition, we believe the stable growth in Europe and upward trend in consumer confidence will serve to moderate the increases in short-term interest rates by the ECB.

Since valuations remain attractive, we expect to increase our exposure to both the U.S. and European high yield markets if the aforementioned events unfold.

Thank you for your continued interest and investment in Alliance Global Strategic Income Trust. We look forward to reporting its progress to you again in the coming periods.

[PHOTO OMITTED]           John D.
                          Carifa

[PHOTO OMITTED]           Douglas
                          Peebles

Portfolio Manager, Douglas Peebles, has over 13 years of investment experience.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Douglas Peebles

Douglas Peebles
Vice President


--------------------------------------------------------------------------------
                                      ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE GLOBAL STRATEGIC INCOME TRUST
GROWTH OF A $10,000 INVESTMENT
1/31/96* TO 10/31/00

 [The following table was depicted as a mountain chart in the printed material.]

                              <PLOT POINTS TO COME>

Alliance Global Strategic Income Trust Class A:  $14,354

Lehman Brothers Aggregate Bond Index:            $13,121

Lipper Multi-Sector Income Funds Average:        $12,228

This chart illustrates the total value of an assumed $10,000 investment in Alliance Global Strategic Income Trust Class A shares (from 1/31/96 to 10/31/00) as compared to the performance of an appropriate broad-based index and the Lipper Multi-Sector Income Funds Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Government/Credit Index. It is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year.

The unmanaged Lipper Multi-Sector Income Funds Average reflects performance of 57 funds (based on the number of funds in the average from 1/31/96 to 10/31/00). These funds have generally similar investment objectives to Alliance Global Strategic Income Trust, although the investment policies of some funds included in the average may vary.

When comparing Alliance Global Strategic Income Trust to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance Global Strategic Income Trust. * Closest month-end after Fund's Class A share inception date of 1/9/96.


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6 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE GLOBAL STRATEGIC INCOME TRUST
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

                              [BAR CHART OMITTED]

                    Alliance Global Strategic Income Trust--
                           Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                           Alliance Global Strategic           Lehman Brothers
                                 Income Trust               Aggregate Bond Index
--------------------------------------------------------------------------------
    10/31/96*                      17.31%                          2.84%
    10/31/97                       16.83%                          8.89%
    10/31/98                        1.00%                          9.34%
    10/31/99                        7.17%                          0.53%
    10/31/00                        6.12%                          7.30%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Government/Credit Index. It is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Global Strategic Income Trust.

* The Fund's return for the period ended 10/31/96 is from the Fund's inception date of 1/9/96 through 10/31/96. The benchmark's return for the period ended 10/31/96 is from 12/31/95 through 10/31/96.


--------------------------------------------------------------------------------
                                      ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
October 31, 2000

INCEPTION DATES       PORTFOLIO STATISTICS
Class A Shares        Net Assets ($mil): $205.9
1/9/96
Class B Shares
3/21/96
Class C Shares
3/21/96

SECURITY TYPE BREAKDOWN

Security Type

o      36.0% Sovereign
o      29.6% Treasury
o       4.4% Yankee Bonds                           [PIE CHART OMITTED]
o       4.1% Brady Bond
o       1.8% Preferred Stock
o       0.4% Warrants

Corporate

o       6.3% Banking
o       4.1% Technology
o       2.8% Communications--Fixed
o       2.1% Communications
o       1.8% Energy                                 [PIE CHART OMITTED]
o       1.5% Broadcasting/Media
o       1.4% Cable
o       1.4% Industrial
o       1.3% Financial
o       0.8% Service
o       0.1% Communications--Mobile
o       0.1% Consumer Manufacturing

All data as of October 31, 2000. The Fund's security, holdings type and underlying currency breakdowns are expressed as a percentage of total investments and may vary over time.


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8 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
October 31, 2000

HOLDINGS TYPE BREAKDOWN

o      97.8% Fixed Income                       [PIE CHART OMITTED]
o       2.2% Equity

UNDERLYING CURRENCY BREAKDOWN

o      63.8% U.S. Dollars
o      26.5% Euro
o       3.3% Canadian Dollar
o       1.8% British Pound
o       1.3% South African Rand                 [PIE CHART OMITTED]
o       1.2% German Mark
o       1.0% Australian Dollar
o       0.8% Greek Drachma
o       0.3% Polish Zloty

All data as of October 31, 2000. The Fund's security, holdings type and underlying currency breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                      ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 9

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2000

Class A Shares
--------------------------------------------------------------------------------
                              Without Sales Charge             With Sales Charge
         1 Year                      6.12%                            1.61%
Since Inception*                     9.88%                            8.90%
      SEC Yield**                    6.30%

Class B Shares
--------------------------------------------------------------------------------
                              Without Sales Charge             With Sales Charge
         1 Year                      5.38%                            1.54%
Since Inception*                     9.15%                            9.15%
      SEC Yield**                    5.82%

Class C Shares
--------------------------------------------------------------------------------
                              Without Sales Charge             With Sales Charge
         1 Year                      5.38%                            4.42%
Since Inception*                     9.15%                            9.15%
      SEC Yield**                    5.82%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 2000)

                                   Class A             Class B           Class C
                                   Shares              Shares            Shares
--------------------------------------------------------------------------------
         1 Year                     3.39%               3.31%            6.35%
Since Inception*                    9.31%               9.62%            9.65%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will differ due to different expenses associated with that class.

The Fund invests a significant amount of its assets in foreign securities and emerging markets which could result in substantial volatility due to political and economic uncertainty. The Fund can invest a portion of its assets in the securities of a single issuer, a single region, a single foreign country and 35% of its assets in lower-rated securities which may present greater risk. In an effort to increase yield, the Fund can use leverage which may increase fluctuation caused by changes in interest rates or bond credit quality ratings.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 *    Inception date: 1/9/96, Class A; 3/21/96, Classes B and C.

** SEC yields are based on SEC guidelines and are calculated on 30 days ended October 31, 2000.


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10 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
October 31, 2000

                                                        Shares or
                                                        Principal
                                                           Amount
                                                            (000)   U.S. $ Value
--------------------------------------------------------------------------------

Australia-1.0%
Government Obligation-1.0%
Government of Australia
   10.00%, 10/15/02(a)
   (cost $2,585,160) ...........             AUD           3,600     $ 1,998,056
                                                                     -----------
Brazil-3.4%
Government Obligations-3.4%
Republic of Brazil
   7.63%, 4/15/24(a) ...........             US$           5,000       3,819,000
   11.00%, 8/17/40(a) ..........                           3,200       2,432,000
   12.25%, 3/06/30(a) ..........                             800         696,000
                                                                     -----------
Total Brazilian Securities
   (cost $7,246,663) ...........                                       6,947,000
                                                                     -----------
Canada-3.1%
Government Obligation-3.1%
Government of Canada
   5.50%, 6/01/10(a)
   (cost $6,606,583) ...........             CAD          10,000       6,405,892
                                                                     -----------
Cayman Islands-1.4%
Preferred Stock-1.4%
Centaur Funding Corp. ..........
   9.08%, 4/21/20(b)
   (cost $2,889,211) ...........                           2,800       2,812,981
                                                                     -----------
Dominican Republic-0.9%
Corporate Debt Obligation-0.9%
Tricom SA
   11.38%, 9/01/04(a)
   (cost $1,850,695) ...........             US$           2,000       1,875,000
                                                                     -----------
Ecuador-0.9%
Government Obligation-0.9%
Republic of Ecuador
   4.00%, 8/15/30(b)
   (cost $1,959,590) ...........                           5,000       1,887,500
                                                                     -----------


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

Germany-12.8%
Government Obligations-12.8%
Republic of Germany
   4.00%, 7/04/09(a) ..............            EUR        2,000       $1,553,281
   5.25%, 7/04/10(a) ..............                      13,930       11,849,606
   6.00%, 2/16/06(a) ..............                      10,000        8,784,639
   6.25%, 1/04/30(a) ..............                       4,400        4,086,908
                                                                      ----------
Total German Securities
   (cost $27,786,873) .............                                   26,274,434
                                                                      ----------
Greece-0.7%
Government Obligation-0.7%
Hellenic Republic
   8.90%, 4/01/03(a)
   (cost $2,025,292) ..............            GRD      550,000        1,470,249
                                                                      ----------
Hong Kong-0.8%
Corporate Debt Obligations-0.8%
Asian Development Bank
   5.59%, 7/16/18(a) ..............            US$        1,000          978,051
Guangdong Enterprises
   8.88%, 5/22/07(b)(c) ...........                       1,500          615,000
                                                                      ----------
Total Hong Kong Securities
   (cost $1,600,490) ..............                                    1,593,051
                                                                      ----------
Hungary-0.7%
Corporate Debt Obligation-0.7%
Euronet Services, Inc. ............
   12.38%, 7/01/06(a)(d)(e)
   (cost $2,075,579) ..............            DEM        8,000        1,562,160
                                                                      ----------
Italy-4.2%
Government Obligation-4.2%
Republic of Italy
   4.75%, 7/01/05(a)
   (cost $8,881,011) ..............            EUR       10,500        8,698,378
                                                                      ----------
Luxembourg-0.7%
Corporate Debt Obligation-0.7%
Carrier1 International, SA Series B
   13.25%, 2/15/09(a)
   (cost $1,980,869) ..............            US$        2,000        1,460,000
                                                                      ----------


--------------------------------------------------------------------------------
12 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                        Shares or
                                                        Principal
                                                           Amount
                                                            (000)   U.S. $ Value
--------------------------------------------------------------------------------

Mexico-5.3%
Government Obligations-5.3%
United Mexican States
   11.38%, 9/15/16(a) ..................     US$           6,100     $ 6,908,250
   Series D
   7.93%, 12/31/19(f) ..................                   4,000       4,055,200
                                                                     -----------
Total Mexican Securities
   (cost $11,379,150) ..................                              10,963,450
                                                                     -----------
Netherlands-4.8%
Corporate Debt Obligations-4.8%
Cellco Finance NV
   15.00%, 8/01/05(a) ..................     EUR           1,300       1,329,250
Netia Holdings, BV
   Series B
   10.25%, 11/01/07(a)(e) ..............     DEM           3,000       2,235,000
Robert Fleming, BV
   7.56%, 11/29/49(a) ..................     US$           2,500       2,500,000
United Pan Europe Communications
   10.88%, 08/01/09(a) .................     EUR           1,000         645,012
Versatel Telecom, BV
   4.00%, 3/30/05(b) ...................     US$           4,000       2,376,360
   warrants, expiring 5/15/08(b)(g) ....                   2,750         742,500
                                                                     -----------
Total Dutch Securities
   (cost $9,478,825) ...................                               9,828,122
                                                                     -----------
Norway-0.1%
Corporate Debt Obligations-0.1%
Enitel ASA
   12.50%, 4/15/10(a) ..................     EUR             500         250,366
   warrants, expiring 4/05/05(b)(g) ....                     500           1,061
                                                                     -----------
Total Norwegian Securities
   (cost $479,750) .....................                                 251,427
                                                                     -----------
Poland-0.2%
Government Obligation-0.2%
Government of Poland
   8.50%, 2/12/05(a)
   (cost $562,027) .....................     PLN           3,000         505,542
                                                                     -----------
Qatar-1.9%
Government Obligation-1.9%
State of Qatar
   9.75%, 6/15/30(b)
   (cost $4,155,000) ...................     US$           4,000       3,880,000
                                                                     -----------


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

Russia-3.5%
Government Obligations-3.5%
Russian Federation
   2.50%, 3/31/30(b) ..............            US$       10,200       $3,844,125
   12.75%, 6/24/28(b) .............                       4,000        3,386,096
                                                                      ----------
Total Russian Securities
   (cost $6,817,494) ..............                                    7,230,221
                                                                      ----------
South Africa-1.2%
Corporate Debt Obligations-1.2%
Development Bank of South Africa
   Zero coupon, 12/31/27(a) .......            ZAR       50,000          181,838
European Bank for
   Reconstruction & Development
   Zero coupon, 12/31/29(a)(h) ....                      50,000          185,144
International Bank for
   Reconstruction & Development
   Zero Coupon, 12/31/25(a) .......                     350,000        1,822,275
   Zero Coupon, 2/17/26(a)(h) .....                      50,000          262,110
                                                                      ----------
Total South African Securities
   (cost $7,831,574) ..............                                    2,451,367
                                                                      ----------
South Korea-1.9%
Corporate Debt Obligation-1.9%
Hanuit Bank
   12.75%, 3/01/10(b)
   (cost $4,015,551) ..............            US$        4,000        3,930,000
                                                                      ----------
Turkey-0.4%
Government Obligation-0.4%
Republic of Turkey
   12.38%, 6/15/09(a)
   (cost $853,200) ................                         800          800,000
                                                                      ----------
United Kingdom-1.8%
Corporate Debt Obligations-1.5%
Luxfer Holdings Plc. ..............
   10.13%, 5/01/09(a) .............            GBP        2,000        2,762,284
RSL Communications Plc. ...........
   10.00%, 3/15/08(a)(d)(e) .......            DEM        5,000          260,360
                                                                      ----------
                                                                       3,022,644
                                                                      ----------


--------------------------------------------------------------------------------
14 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                       Shares or
                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------
Preferred Stock-0.3%
Abbey National Bank Plc. ................
   7.76%(a) .............................                   400      $   631,142
                                                                     -----------
Total United Kingdom Securities
   (cost $5,616,852) ....................                              3,653,786
                                                                     -----------
United States-42.0%
Corporate Debt Obligations-14.3%
@Entertainment, Inc. Series B
   14.50%, 2/01/09(a)(d) ................     US$         5,120        2,841,600
Colo.Com, separable Unit
   13.88%, 3/15/10(b) ...................                 1,500        1,132,500
Derby Cycle Corp.
   9.38%, 5/15/08(a)(e) .................     DEM         1,700          199,175
Enron Corp
   8.00%, 8/15/05(b) ....................     US$         3,500        3,559,367
Exodus Communications
   11.38%, 7/15/08(b) ...................     EUR         1,000          780,804
Global Telesystems Europe, Ltd.
   11.00%, 12/01/09(a) ..................                 4,500        1,871,383
Goldman Sachs Group, Inc.
   6.50%, 10/06/10(a) ...................                 3,000        2,515,420
Hewlett-Packard Co.
   7.15%, 6/15/05(a) ....................     US$         7,000        7,018,088
IBJ Preferred Capital Co.
   8.79%, 12/29/49(b) ...................                 4,000        3,606,180
Iridium LLC Capital Corp. Series B
   14.00%, 7/15/05(c) ...................                 2,000           40,000
Level 3 Communications, Inc.
   11.25%, 3/15/10(b) ...................     EUR         1,500        1,088,458
NTL Communications Corp. Series B
   11.50%, 11/15/09(a)(d) ...............                 6,300        2,713,506
Psinet, Inc.
   11.00%, 8/01/09(a) ...................                 2,000          952,596
Viatel, Inc.
   11.15%, 4/15/08(a)(e) ................     DEM         1,000          221,306
   11.50%, 3/15/09(a) ...................     EUR         2,000          848,700
                                                                     -----------
                                                                      29,389,083
                                                                     -----------


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 15

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                       Shares or
                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

U.S. Government Obligations-27.7%
U.S. Treasury Bonds
   6.13%, 8/15/29(a) .............         US$           15,050     $ 15,586,081
   10.38%, 11/15/12(a) ...........                       12,000       14,953,080
   13.25%, 5/15/14(a) ............                        4,120        6,083,427
U.S. Treasury Notes
   5.75%, 8/15/10(a) .............                        5,280        5,275,037
   6.50%, 2/15/10(a) .............                        2,370        2,480,726
   6.75%, 5/15/05(a) .............                        5,800        6,012,976
   7.50%, 11/15/01(a) ............                        6,650        6,727,938
                                                                    ------------
                                                                      57,119,265
                                                                    ------------
Common Stock-0.0%
OpTel, Inc.(b)(g) ................                          500                5
                                                                    ------------

Total United States Securities
   (cost $94,438,970) ............                                    86,508,353
                                                                    ------------
Total Investments-93.7%
   (cost $213,116,409) ...........                                   192,986,969
Other assets less liabilities-6.3%                                    12,933,023
                                                                    ------------

Net Assets-100% ..................                                  $205,919,992
                                                                    ============

(a) Securities, or a portion thereof, with an aggregate market value of $148,589,256 have been segregated to collateralize forward exchange currency contracts.
(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2000, these securities amounted to $33,642,937 or 16.34% of net assets.
(c)   Security is in default and is non-income producing.
(d) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(e)   Will be converted to Euro based upon a predetermined schedule.
(f)   Security trades with rights expiring June 30, 2003.
(g)   Non-income producing security.
(h) Unit consists of 1 senior discount note and 2.77 junior subordinate debentures.

      See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2000

Assets
Investments in securities, at value (cost $213,116,409) ....      $ 192,986,969
Cash .......................................................            825,023
Foreign currency, at value (cost $519,824) .................            511,452
Receivable for investment securities sold and
   foreign currency contracts ..............................          6,573,872
Dividends and interest receivable ..........................          5,188,532
Receivable for capital stock sold ..........................          1,855,148
Unrealized appreciation of forward exchange currency
   contracts ...............................................            644,355
Deferred organization expenses .............................              6,971
                                                                  -------------
Total assets ...............................................        208,592,322
                                                                  -------------
Liabilities
Payable for capital stock sold .............................            825,549
Payable for investment securities purchased and
   foreign currency contracts ..............................            767,264
Dividend payable ...........................................            647,528
Distribution fee payable ...................................            140,235
Advisory fee payable .......................................             46,938
Accrued expenses and other liabilities .....................            244,816
                                                                  -------------
Total liabilities ..........................................          2,672,330
                                                                  -------------
Net Assets .................................................      $ 205,919,992
                                                                  =============
Composition of Net Assets
Capital stock, at par ......................................      $      21,623
Additional paid-in capital .................................        228,791,515
Undistributed net investment income ........................          1,229,320
Accumulated net realized loss on investments and
   foreign currency transactions ...........................         (4,546,644)
Net unrealized depreciation of investments and foreign
   currency denominated assets and liabilities .............        (19,575,822)
                                                                  -------------
                                                                  $ 205,919,992
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($52,561,187 / 5,515,377 shares of capital stock
   issued and outstanding) .................................              $9.53
Sales charge--4.25% of public offering price ...............                .42
                                                                          -----
Maximum offering price .....................................              $9.95
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($118,356,398 / 12,432,298 shares of capital stock
   issued and outstanding) .................................              $9.52
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($32,344,714 / 3,396,385 shares of capital stock
   issued and outstanding) .................................              $9.52
                                                                          =====
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($2,657,693 / 278,813 shares of capital stock
   issued and outstanding) .................................              $9.53
                                                                          =====

See notes to financial statements


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 17

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 2000

Investment Income
Interest (net of foreign taxes
   withheld of $123,032) ..................      $ 16,613,233
Dividends (net of foreign taxes
   withheld of $10,124) ...................           281,792      $ 16,895,025
                                                 ------------
Expenses
Advisory fee ..............................         1,278,040
Distribution fee - Class A ................           125,970
Distribution fee - Class B ................           974,134
Distribution fee - Class C ................           288,276
Custodian .................................           250,336
Transfer agency ...........................           214,435
Administration ............................           137,000
Audit and legal ...........................            77,569
Registration ..............................            77,198
Printing ..................................            46,432
Amortization of organization expenses .....            30,012
Directors' fees ...........................            27,200
Miscellaneous .............................            10,311
                                                 ------------
Total expenses ............................                           3,536,913
                                                                   ------------
Net investment income .....................                          13,358,112
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized loss on investment
   transactions ...........................                          (2,389,467)
Net realized gain on foreign currency
   transactions ...........................                           4,779,318
Net change in unrealized
   appreciation/depreciation of:
   Investments ............................                          (8,488,537)
   Foreign currency denominated assets
      and liabilities .....................                            (320,964)
                                                                   ------------
Net loss on investments ...................                          (6,419,650)
                                                                   ------------
Net Increase in Net Assets
   from Operations.........................                        $   6,938,462
                                                                   =============

See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                 Year Ended        Year Ended
                                                 October 31,       October 31,
                                                    2000              1999
                                                =============     =============

Increase (Decrease) in Net Assets
from Operations
Net investment income ......................    $  13,358,112     $  10,189,620
Net realized gain (loss) on investments and
   foreign currency transactions ...........        2,389,851        (1,185,910)
Net change in unrealized appreciation/
   depreciation of investments and
   foreign currency denominated assets
   and liabilities .........................       (8,809,501)       (2,250,079)
                                                -------------     -------------
Net increase in net assets from operations .        6,938,462         6,753,631
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A .................................       (3,474,691)       (2,526,820)
   Class B .................................       (7,484,384)       (5,848,991)
   Class C .................................       (2,212,954)       (1,694,862)
   Advisor Class ...........................         (186,083)         (118,947)
Distributions in excess of net investment
   income
   Class A .................................         (668,564)          (75,442)
   Class B .................................       (1,440,068)         (262,528)
   Class C .................................         (425,793)          (78,399)
   Advisor Class ...........................          (35,804)           (5,051)
Capital Stock Transactions
Net increase ...............................       78,054,991        40,879,087
                                                -------------     -------------
Total increase .............................       69,065,112        37,021,678
Net Assets
Beginning of period ........................      136,854,880        99,833,202
                                                -------------     -------------
End of period (including undistributed
   net investment income of $1,229,320
   at October 31, 2000) ....................    $ 205,919,992     $ 136,854,880
                                                =============     =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2000

NOTE A

Significant Accounting Policies

Alliance Global Strategic Income Trust, Inc. (the "Fund") was incorporated in the State of Maryland on October 25, 1995 as a non-diversified, open-end management investment company. Prior to commencement of operations on January 9, 1996, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 10,000 shares of Class A shares for the aggregate amount of $100,000 on December 18, 1995. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on the NASDAQ Stock Market, Inc. are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities market whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on the NASDAQ Stock Market, Inc.) are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly


--------------------------------------------------------------------------------
20 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Organization Expenses

Organization expenses of approximately $151,270 have been deferred and are being amortized on a straight-line basis through January 2001.

4. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares also have no distribution fees).

6. Investment Income and Investment Transactions

Interest income is accrued daily. In vestment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

cost basis. The Fund accretes discounts as an adjustment to interest income.

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency gains, resulted in a net increase in accumulated net realized loss on investment and foreign currency transactions, a net increase in undistributed net in vestment income and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .75 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.90%, 2.60%, 2.60% and 1.60% of the daily average net assets for the Class A, Class B, Class C and Advisor Class shares, respectively.

Pursuant to the Advisory Agreement, the Fund paid $137,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 2000.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $147,816, for the year ended October 31, 2000.

For the year ended October 31, 2000, the Fund's expenses were reduced by $7,089 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $24,023 from the sale of Class A shares and $321,967 and $17,449 in contingent deferred sales charges imposed upon redemption by shareholders of Class B and Class C shares, respectively, for the year ended October 31, 2000.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940.


--------------------------------------------------------------------------------
22 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and up to 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $7,251,435 and $1,019,238 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $374,852,839 and $336,030,445, respectively, for the year ended October 31, 2000. There were purchases of $208,077,121 and sales of $161,139,833 of U.S. government and government agency obligations for the year ended October 31, 2000.

At October 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the costs for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $2,646,557 and gross unrealized depreciation of investments was $22,775,997 resulting in net unrealized depreciation of $20,129,440 (excluding foreign currency transactions).

At October 31, 2000, the Fund had a net capital loss carryforward of $4,518,892 of which $2,125,545 expires in the year 2007 and $2,393,347 expires in the year 2008.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At October 31, 2000, the Fund had outstanding forward exchange currency contracts, as follows:

                                            U.S. $
                            Contract      Value on        U.S. $      Unrealized
                              Amount   Origination       Current   Appreciation/
                               (000)          Date         Value  (Depreciation)
--------------------------------------------------------------------------------
Forward Exchange
   Currency Buy
   Contracts
Euro,
   settling 11/24/00          2,259    $ 1,970,725   $ 1,919,332       $(51,393)
Forward Exchange
   Currency Sale
   Contracts
Australian Dollars,
   settling 11/06/00          2,500      1,355,250     1,295,935         59,315
British Pound,
   settling 11/10/00          3,027      4,403,436     4,392,384         11,052
Canadian Dollar,
   settling 11/14/00         19,666     13,041,246    12,878,415        162,831
Euro,
   settling 11/24/00-
   12/18/00                  61,374     52,611,746    52,149,196        462,550
                                                                       --------
                                                                       $644,355
                                                                       ========

2. Option Transactions

For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.


--------------------------------------------------------------------------------
24 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the year ended October 31, 2000, the Fund did not engage in any options transactions.

3. Interest Rate Swap Agreements

The Fund enters into currency and interest rate swaps to protect itself from foreign currency and interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the foreign securities or currencies.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of investments are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains on investment trans actions. At October 31, 2000, the Fund had no outstanding interest rate swap contracts.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 25

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE E

Capital Stock

There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                         ------------------------------        ------------------------------
                                      Shares                               Amount
                         ------------------------------        ------------------------------
                          Year Ended         Year Ended         Year Ended         Year Ended
                         October 31,        October 31,        October 31,        October 31,
                                2000               1999               2000               1999
                         --------------------------------------------------------------------
Class A
Shares sold                4,265,395          2,169,162       $ 42,575,861       $ 22,169,720
---------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions             274,153            149,679          2,726,629          1,524,262
---------------------------------------------------------------------------------------------
Shares converted
   from Class B               32,886             25,906            329,903            261,732
---------------------------------------------------------------------------------------------
Shares redeemed           (2,468,625)        (1,348,486)       (24,418,700)       (13,762,106)
---------------------------------------------------------------------------------------------
Net increase               2,103,809            996,261       $ 21,213,693       $ 10,193,608
=============================================================================================

Class B
Shares sold                6,697,212          3,834,483       $ 66,732,024       $ 39,159,037
---------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions             420,656            220,611          4,186,422          2,246,476
---------------------------------------------------------------------------------------------
Shares converted
   to Class A                (32,919)           (25,906)          (329,903)          (261,732)
---------------------------------------------------------------------------------------------
Shares redeemed           (2,640,142)        (1,751,141)       (26,391,174)       (17,916,604)
---------------------------------------------------------------------------------------------
Net increase               4,444,807          2,278,047       $ 44,197,369       $ 23,227,177
=============================================================================================

Class C
Shares sold                1,892,511          1,669,635       $ 19,016,409       $ 17,120,813
---------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions             142,952             62,703          1,424,557            636,061
---------------------------------------------------------------------------------------------
Shares redeemed             (920,885)        (1,030,285)        (9,223,360)       (10,563,627)
---------------------------------------------------------------------------------------------
Net increase               1,114,578            702,053       $ 11,217,606       $  7,193,247
=============================================================================================


--------------------------------------------------------------------------------
26 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                           -----------------------------       -----------------------------
                                      Shares                              Amount
                           -----------------------------       -----------------------------
                            Year Ended        Year Ended        Year Ended        Year Ended
                           October 31,       October 31,       October 31,       October 31,
                                  2000              1999              2000              1999
                           -----------------------------------------------------------------
Advisor Class
Shares sold                    150,322            49,768       $ 1,506,120       $   514,645
--------------------------------------------------------------------------------------------
Shares issued
   in reinvestment of
   dividends and
   distributions                21,527            11,472           214,479           117,493
--------------------------------------------------------------------------------------------
Shares redeemed                (30,089)          (35,477)         (294,276)         (367,083)
--------------------------------------------------------------------------------------------
Net increase                   141,760            25,763       $ 1,426,323       $   265,055
============================================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility ("the Facility") intended to provide for short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2000.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

                                     --------------------------------------------------------------
                                                                Class A
                                     --------------------------------------------------------------
                                                                                      January 9,
                                             Year Ended October 31,                   1996(a) to
                                     ---------------------------------------------   October 31,
                                        2000        1999        1998          1997          1996
                                     --------------------------------------------------------------
Net asset value,
   beginning of period ........      $  9.91     $ 10.18     $ 11.46       $ 10.83        $10.00
                                     --------------------------------------------------------------
Income From Investment
   Operations
Net investment income(b) ......          .83         .94         .78(c)        .74(c)        .69(c)
Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions ...............         (.22)       (.22)       (.64)         1.02           .95
                                     --------------------------------------------------------------
Net increase in net asset
   value from operations ......          .61         .72         .14          1.76          1.64
                                     --------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ..........         (.83)       (.94)       (.78)         (.75)         (.81)
Distributions in excess of
   net investment income ......         (.16)       (.05)       (.28)         (.28)           -0-
Distributions from net
   realized gains on
   investments ................           -0-         -0-       (.36)         (.10)           -0-
                                     --------------------------------------------------------------
Total dividends and
   distributions ..............         (.99)       (.99)      (1.42)        (1.13)         (.81)
                                     --------------------------------------------------------------
Net asset value,
   end of period ..............      $  9.53     $  9.91     $ 10.18       $ 11.46        $10.83
                                     ==============================================================
Total Return
Total investment return
   based on net asset
   value(d) ...................         6.12%       7.17%       1.00%        16.83%        17.31%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ............      $52,561     $33,813     $24,576       $12,954        $2,295
Ratio to average net assets of:
   Expenses, net of waivers/
     reimbursements ...........         1.54%       1.77%       1.89%         1.90%         1.90%(e)
   Expenses, before waivers/
     reimbursements ...........         1.54%       1.77%       2.08%         4.06%        19.20%(e)
   Net investment income ......         8.32%       9.34%       7.08%         6.56%         8.36%(e)
Portfolio turnover rate .......          321%        254%        183%          417%          282%

See footnote summary on page 31.


--------------------------------------------------------------------------------
28 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                     --------------------------------------------------------------
                                                                 Class B
                                     --------------------------------------------------------------
                                                                                       March 21,
                                                  Year Ended October 31,              1996(f) to
                                     ---------------------------------------------   October 31,
                                         2000          1999       1998        1997          1996
                                     --------------------------------------------------------------
Net asset value,
   beginning of period ........      $   9.90       $ 10.17    $ 11.46     $ 10.83        $ 9.97
                                     --------------------------------------------------------------
Income From Investment
   Operations
Net investment income(b) ......           .76           .87        .69(c)      .66(c)        .41(c)
Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions ...............          (.23)         (.22)      (.63)       1.03          1.01
                                     --------------------------------------------------------------
Net increase in net asset
   value from operations ......           .53           .65        .06        1.69          1.42
                                     --------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ..........          (.76)         (.87)      (.69)       (.67)         (.56)
Distributions in excess of
   net investment
   income .....................          (.15)         (.05)      (.30)       (.29)           -0-
Distributions from net
   realized gains on
   investments ................            -0-           -0-      (.36)       (.10)           -0-
                                     --------------------------------------------------------------
Total dividends and
   distributions ..............          (.91)         (.92)     (1.35)      (1.06)         (.56)
                                     --------------------------------------------------------------
Net asset value,
   end of period ..............      $   9.52       $  9.90    $ 10.17     $ 11.46        $10.83
                                     ==============================================================
Total Return
Total investment return
   based on net asset
   value(d) ...................          5.38%         6.44%       .27%      16.12%        14.47%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ............      $118,356       $79,085    $58,058     $18,855        $  800
Ratio to average net assets of:
   Expenses, net of waivers/
     reimbursements ...........          2.27%         2.47%      2.58%       2.60%         2.60%(e)
   Expenses, before waivers/
     reimbursements ...........          2.27%         2.47%      2.76%       4.76%        19.57%(e)
   Net investment income ......          7.66%         8.54%      6.41%       5.86%         7.26%(e)
Portfolio turnover rate .......           321%          254%       183%        417%          282%

See footnote summary on page 31.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 29

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

                                      ----------------------------------------------------------
                                                               Class C
                                      ----------------------------------------------------------
                                                                                    March 21,
                                                  Year Ended October 31,           1996(f) to
                                      ------------------------------------------  October 31,
                                        2000        1999        1998        1997         1996
                                      ----------------------------------------------------------
Net asset value,
   beginning of period ........       $  9.90     $  10.17    $ 11.46      $10.83      $ 9.97
                                      ----------------------------------------------------------
Income From Investment
   Operations
Net investment income(b) ......           .77          .88        .68(c)      .66(c)      .39(c)
Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions ...............          (.24)        (.23)      (.62)       1.03        1.03
                                      ----------------------------------------------------------
Net increase in net asset
   value from operations ......           .53          .65        .06        1.69        1.42
Less: Dividends and
   Distributions
Dividends from net
   investment income ..........          (.76)        (.88)      (.68)       (.67)       (.56)
Distributions in excess of
   net investment income ......          (.15)        (.04)      (.31)       (.29)         -0-
Distributions from net
   realized gains on
   investments ................            -0-          -0-      (.36)       (.10)         -0-
                                      ----------------------------------------------------------
Total dividends and
   distributions ..............          (.91)        (.92)     (1.35)      (1.06)       (.56)
                                      ----------------------------------------------------------
Net asset value,
   end of period ..............       $  9.52      $  9.90    $ 10.17      $11.46      $10.83
                                      ==========================================================
Total Return
Total investment return
   based on net asset
   value(d) ...................          5.38%        6.44%       .27%      16.12%      14.47%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ............       $32,345     $ 22,598    $16,067      $4,388      $  750
Ratio to average net assets of:
   Expenses, net of waivers/
     reimbursements ...........          2.25%        2.46%      2.58%       2.60%       2.60%(e)
   Expenses, before waivers/
     reimbursements ...........          2.25%        2.46%      2.77%       4.77%      19.49%(e)
   Net investment income ......          7.68%        8.52%      6.43%       5.86%       7.03%(e)
Portfolio turnover rate .......           321%         254%       183%        417%        282%

See footnote summary on page 31.


--------------------------------------------------------------------------------
30 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

                                                       -----------------------------------------
                                                                    Advisor Class
                                                       -----------------------------------------
                                                                                 December 18,
                                                       Year Ended October 31,      1997(f) to
                                                       -----------------------    October 31,
                                                            2000          1999           1998
                                                       -----------------------------------------
Net asset value, beginning of period .....             $    9.92     $   10.18      $   11.09
                                                       -----------------------------------------
Income From Investment Operations
Net investment income(b) .................                   .88           .98            .85(c)
Net realized and unrealized loss
   on investments and foreign currency
   transactions ..........................                  (.25)         (.22)          (.84)
                                                       -----------------------------------------
Net increase in net asset value from
   operations ............................                   .63           .76            .01
                                                       -----------------------------------------
Less: Dividends and Distributions
Dividends from net investment income .....                  (.86)         (.98)          (.85)
Distributions in excess of net investment
   income ................................                  (.16)         (.04)          (.07)
                                                       -----------------------------------------
Total dividends and distributions ........                 (1.02)        (1.02)          (.92)
                                                       -----------------------------------------
Net asset value, end of period ...........             $    9.53     $    9.92      $   10.18
                                                       =========================================
Total Return
Total investment return based on net
   asset value(d) ........................                  6.33%         7.58%           .07%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)              $   2,658     $   1,359      $   1,133
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements                  1.23%         1.45%          1.58%(e)
   Expenses, before waivers/reimbursements                  1.23%         1.45%          1.77%(e)
   Net investment income .................                  8.71%         9.52%          7.64%(e)
Portfolio turnover rate ..................                   321%          254%           183%

(a)   Commencement of operations.
(b)   Based on average shares outstanding.
(c)   Net of expenses waived/reimbursed by the Adviser.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(e)   Annualized.
(f)   Commencement of distribution.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 31

---------------------------
REPORT OF ERNST & YOUNG LLP
       INDEPENDENT AUDITORS
---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of
Directors Alliance Global
Strategic Income Trust, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance Global Strategic Income Trust, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Global Strategic Income Trust, Inc. at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
December 15, 2000


--------------------------------------------------------------------------------
32 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the Bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

capital

Cash or goods that are used to generate income. Also, the net worth of a business (the amount by which its assets exceed its liabilities).

common stock

A type of security that represents ownership in a public company.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding. NAV can be used in reference to either an individual share or the entire assets of a mutual fund.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 33

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $474 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 38 of the FORTUNE 100 companies and public retirement funds in 35 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 585 investment professionals in 28 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 10/2/00.


--------------------------------------------------------------------------------
34 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Biotechnology Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 35

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Douglas J. Peebles, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1) Member of the Audit Committee.


--------------------------------------------------------------------------------
36 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 37

Alliance Global Strategic Income Trust
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO] (R)
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